UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): November 10, 2004
                                                       (November 5, 2004)


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                         0-22356                58-20583
(State or Other Jurisdiction         (Commission File        (IRS Employer
    of Incorporation)                    Number)            Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On November 5, 2004, Friedman's Inc. (the "Company") and certain of its subsidiaries (collectively, the "Borrowers") entered into the First Amendment to Second Amended and Restated Credit Agreement (as amended, the "Credit Facility"), by and between the Borrowers, Bank of America, N.A., as Collateral Agent, Bank of America, N.A., as Revolving Agent, Jewelry Investors II, L.L.C., as Term Agent, and each of the lending institutions party thereto as Lenders (the "First Amendment"). Among other things, the First Amendment amends the Credit Facility to (i) modify certain of the financial covenants contained therein, eliminating the Company's anticipated default under the Credit Facility resulting from its failure to meet cumulative EBITDA requirements and the required minimum ratio of accounts payable to inventory, and (ii) extend the earliest date for voluntary prepayments of the term loans from the one-year anniversary of the Credit Facility to the eighteen-month anniversary of the Credit Facility.

         The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item.


Item 8.01.        Other Events.

         On November 5, 2004, the Company issued a press release announcing that it had reached an agreement with its lenders to amend its Credit Facility. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number            Description
--------          -----------

Exhibit 10.1 First Amendment to Second Amended and Restated Credit Agreement, dated November 5, 2004, by and between Friedman's, Inc., each of its subsidiaries party thereto, Bank of America, N.A., as Collateral Agent, Bank of America, N.A., as Revolving Agent, Jewelry Investors II, L.L.C., as Term Agent, and each of the lending institutions party thereto as lenders

Exhibit 99.1      Press release dated November 5, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FRIEDMAN'S INC.


Date: November 10, 2004                    By: /s/ C. Steven Moore
                                               -----------------------------
                                               C. Steven Moore
                                               Chief Administrative Officer
                                                 and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 10.1 First Amendment to Second Amended and Restated Credit Agreement, dated November 5, 2004, by and between Friedman's, Inc., each of its subsidiaries party thereto, Bank of America, N.A., as Collateral Agent, Bank of America, N.A., as Revolving Agent, Jewelry Investors II, L.L.C., as Term Agent, and each of the lending institutions party thereto as lenders

Exhibit 99.1          Press release dated November 5, 2004